UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

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THE WALT DISNEY COMPANY
(Name of Registrant as Specified In Its Charter)

Blackwells Capital LLC
Blackwells Onshore I LLC
Jason Aintabi
Craig Hatkoff
Leah Solivan
Jessica Schell
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On March 4, 2024, Blackwells Capital LLC (“Blackwells”) issued a press release (the “Press Release”) directing shareholders to a presentation that representatives of Blackwells provided to Institutional Shareholder Services Inc. regarding The Walt Disney Company on March 1, 2024 (the “Presentation”). Copies of the Presentation and the Press Release are filed herewith as Exhibit 1 and Exhibit 2, respectively.

IMPORTANT ADDITIONAL INFORMATION

Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of The Walt Disney Company (the “Company”) for the 2024 Annual Meeting of Shareholders. On February 6, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders. All shareholders of the Company are advised to read the definitive proxy statement, the accompanying GREEN proxy card and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants and their direct or indirect interests in the Company, by security holdings or otherwise.

The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of the Company’s shareholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.

Exhibit 1

Blackwells Capital Releases Investor Presentation to its Fellow Disney Shareholders

Investor Presentation Available at www.TheFutureOfDisney.com

Shareholders Should Vote FOR Blackwells’ Nominees Jessica Schell, Craig Hatkoff and Leah Solivan on the GREEN Proxy Card

NEW YORK, March 4, 2024 — Blackwells Capital, LLC (“Blackwells”), a shareholder of The Walt Disney Company (“Disney” or the “Company”) (NYSE:DIS), today released its full investor presentation titled “The Future of Disney.” The presentation builds on Blackwells’ “Vision for the Future of Technology at Disney” presentation released on February 26, 2024.

The full presentation is available at www.TheFutureOfDisney.com.

Blackwells explores the reasons for Disney’s persistent underperformance, and outlines an overwhelming and convincing case for collaborative and additive change.

“Disney’s current Board includes several personal friends of Mr. Iger, six directors with full-time jobs as CEOs of major companies, five directors with no other independent board experience, three directors drawn from the Council of Foreign Relations and five directors with overlapping directorships. Disney’s Board lacks critical bandwidth and expertise in content, media, technology and governance best-practices, and would greatly benefit from the perspectives and experience our director candidates contribute,” said Jason Aintabi, Chief Investment Officer of Blackwells.

To learn more about Blackwells’ three nominees Jessica Schell, Craig Hatkoff and Leah Solivan, fellow Disney shareholders are encouraged to visit www.TheFutureOfDisney.com. Blackwells campaign website includes materials for shareholders to evaluate and help make the most informed voting decisions possible.

Please vote your proxy today on the GREEN universal proxy card “FOR” each of the Blackwells nominees and the Blackwells proposal.

If you have any questions about voting your proxy or need replacement proxy materials, contact:

Morrow Sodali LLC
+1 (800) 662-5200 (toll-free for shareholders)
+1 (203) 658-9400 (call collect for banks, brokers, trustees and other nominees)
Blackwells@morrowsodali.com

About Blackwells Capital

Blackwells Capital was founded in 2016 by Jason Aintabi, its Chief Investment Officer. Since that time, it has made investments in public securities, engaging with management and boards, both publicly and privately, to help unlock value for stakeholders, including shareholders, employees and communities. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance, and real estate enterprises. For more information, please visit www.blackwellscap.com.

Contacts

Media:
Gagnier Communications
Dan Gagnier & Riyaz Lalani
646-569-5897
blackwells@gagnierfc.com

Shareholders:
Morrow Sodali
Michael Verrechia & William Dooley
(800) 662-5200
blackwells@morrowsodali.com

IMPORTANT ADDITIONAL INFORMATION

Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of The Walt Disney Company (the “Company”) for the 2024 Annual Meeting of Shareholders. On February 6, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders. All shareholders of the Company are advised to read the definitive proxy statement, the accompanying GREEN proxy card and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants and their direct or indirect interests in the Company, by security holdings or otherwise.

The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of the Company’s shareholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.

Exhibit 2

DISNEY COMPANY THE FUTURE OF DISNEY THEFUTUREOFDISNEY.COM PRESENTED BY BLACKWELLS CAPITAL MARCH 2024 The Walt Disney Company (NYSE: DIS)

DISCLAIMER The views expressed in this presentation (the “Presentation”) represent the opinions of Blackwells Capital LLC and/or certain of its affiliates (“Blackwells”) and the investment funds it manages that hold shares in The Walt Disney Company (the “Company”, “Disney” or “DIS”). The Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the Presentation and should not be taken as advice on the merits of any investment decision. The views expressed in the Presentation represent the opinions of Blackwells and are based on publicly available information with respect to the Company and from other third-party reports. Blackwells recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Blackwells’ conclusions. Blackwells reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. The information contained herein is current only as of the date of this Presentation. Blackwells disclaims any obligation to update the information or opinions contained herein. Certain financial projections and statements made herein have been derived or obtained from filings made with the U.S. Securities and Exchange Commission (“SEC”) or other regulatory authorities and from other third-party reports. Neither Blackwells nor any of its affiliates shall be responsible or have any liability for any misinformation contained in any SEC or other regulatory filing or third-party report. Select figures included in this Presentation have not been calculated using generally accepted accounting principles (“GAAP”) and have not been audited by independent accountants. Such figures may vary from GAAP accounting in material respects and there can be no assurance that the unrealized values reflected within such materials will be realized. This Presentation does not recommend the purchase or sale of any security, and should not be construed as legal, tax, investment or financial advice, and the information contained herein should not be taken as advice on the merits of any investment decision. The information contained in this Presentation is provided merely as information, and this Presentation is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. Funds, investment vehicles, and accounts managed by Blackwells currently beneficially own shares of common stock, par value $0.01 per share, of the Company (“Shares”). These funds, investment vehicles, and accounts are in the business of trading – buying and selling – securities and intend to continue trading in the securities of the Company. You should assume such funds, investment vehicles, and accounts will from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise, buy additional Shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such Shares, regardless of the views expressed in this Presentation. Blackwells reserves the right to take any actions with respect to investments in the Company as it may deem appropriate, including, but not limited to, communicating with the Company’s management, the Company’s board of directors, other investors and shareholders, stakeholders, industry participants, and/or interested or relevant parties about the Company or seeking representation constituting a minority of the Company’s board of directors, and to change its intentions with respect to its investments in the Company at any time and disclaims any obligation to notify the market or any other party of any such changes or actions, except as required by law. Although Blackwells believes the statements made in this Presentation are substantially accurate in all material respects and do not omit to state material facts necessary to make those statements not misleading, Blackwells makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and each of Blackwells, the other Participants (as defined below) and their respective affiliates expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, shareholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant. This Presentation contains forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “intend,” “project,” “will,” “may,” “would,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which entail risks and uncertainties and are beyond the control of Blackwells. Though this Presentation may contain projections, nothing in this Presentation is, or is intended to be, a prediction of the future trading price or market value of securities of the Company. Accordingly, there is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by Blackwells herein are based on assumptions that Blackwells believes to be reasonable as of the date of the Presentation, but there can be no assurance or guarantee that (i) any of the proposed actions set forth in this Presentation will be completed, (ii) the actual results or performance of the Company will not differ, and such differences may be material, or (iii) any of the assumptions provided in this Presentation are accurate. There can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate, and therefore actual results could differ materially from those set forth in, contemplated by, or underlying these forward-looking statements. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Blackwells will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events. Blackwells has neither sought nor obtained the consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. Blackwells does not endorse third-party estimates or research which are used in this Presentation, and such use is solely for illustrative purposes. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or any other regulatory agency or from any third party, are accurate. Past performance is not an indication of future results. This Presentation may contain citations or links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of Blackwells. All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and Blackwells’ use herein does not imply an affiliation with or endorsement by, the owners of these service marks, trademarks and trade names. Some of the materials in this Presentation are copyrighted by Blackwells and portions are copyrighted by others and are used with their permission. Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). On February 6, 2024, the Participants filed with the SEC their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting. All shareholders of the Company are advised to read the definitive proxy statement, the accompanying GREEN proxy card and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants and their direct or indirect interests in the Company, by security holdings or otherwise. The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of the Company’s shareholders and are, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.

TABLE OF CONTENTS I Executive Summary 4 II The Case For Change 16 III Governance & Transparency 37 IV The Future of Media & Content 52 V The Future of Technology 67 VI Trian’s Misguided Campaign 88 VII Conclusion 97

EXECUTIVE SUMMARY

“From Mickey and Minnie, to Snow White and Mary Poppins, Disney is not a company that makes widgets - it makes magic. And it takes a special group of leaders with a deep respect and understanding for this tradition to develop the kinds of incredible experiences that touch people’s hearts. Bob Iger, his management team, and the Board of Directors are faithful to this magic. 99 “An Open Letter to Shareholders of The Walt Disney Company” by Roy P Disney, Susan Disney Lord, Abigail E Disney and Tim Disney February 28, 2024

Dear Fellow Walt Disney Shareholders, Like the Disney family members themselves, Blackwells believes that anyone fortunate enough to earn the responsibility to serve on Disney’s Board must, first and foremost, be faithful to Disney’s Magic. Blackwells is soliciting your vote not to cast a shadow on Disney’s current directors, but rather to expose more of the hidden light. In three years, Disney has lost more than $200 billion of market value, and Blackwells believes this loss is the result of falling behind in the areas of content, media, technology, and governance best practices. Walt Disney once said, “times and conditions change so rapidly that we must keep our aim constantly focused on the future.” The three Blackwells nominees - Jessica Schell, Leah Solivan, and Craig Hatkoff - can provide assistance to the current Disney Board that is necessary to recapture dominance in content, media and technology by ensuring that - like its founder – The Walt Disney Company places appropriate emphasis on the future. We invite all shareholders to review this presentation, and ask: will the Blackwells nominees add missing expertise in critical areas to Disney’s Board? Will the Blackwells nominees work constructively with Disney’s current Board members to faithfully ensure the brightest future possible for all Disney stakeholders?

Disney’s share price and valuation have suffered 1 Disney’s Share Price is ~45% Lower Than Its Peak $210.00 $70.00 $90.00 $110.00 $130.00 $150.00 $170.00 $190.00 $210.00 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 2 Disney is Undervalued vs. Peers (1) P/2025 EPS (3) Peers Avg. P/E (2) 27.0x 27.0x 3 Significant Multiple Compression EV/FY+1 EBITDA 10.0x 20.0x 30.0x 40.0x Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 00 42.6x 00 13.9x 4 Disney’s Three-Year Total Shareholder Returns (TSR) -80.0% -60.0% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 3/1/2021 9/1/2021 3/1/2022 9/1/2022 3/1/2023 9/1/2023 3/1/2024 36% 00 (43%) Peers S&P500 Source: Company filings. Capital IQ. Note: (1) Blackwells selected peer group includes Alphabet, Inc., Amazon.com, Inc., Apple, Inc., IBM Corporation, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., Spotify Technology S.A., and Take-Two Interactive Software, Inc.

# BOARDROOM INDEPENDENCE

**We believe additional independence in Disney's Boardroom is good for shareholders**

## 1 Board Composition

By 2019, Iger had personally selected every member of the board, which is surprisingly lacking in media and entertainment experience. Iger is personally close with several directors, including Nike Executive Chairman Mark Parker and General Motors CEO Mary Barra.

CNBC

September 9th, 2023

## 2 Independent Board Experience



| Safra Catz | Francis deSouza | Michael Froman | James Gorman | Mark Parker | Calvin McDonald | Mary Barra |
|---|---|---|---|---|---|---|

***7 Disney directors have no other independent public Board experience (1)***

## 3 Succession Process

CEO Succession and The Walt Disney Company

*"While the overriding problem is often a failure to plan, organizational factors can contribute… The planning process can become derailed when the board does not own the process, deferring too much to the outgoing CEO whose personal opinion—while important—is not the determining factor"*

Harvard Law School Forum on Corporate Governance

## 4 Overlapping Directorships



| Michael Froman | James Gorman | Maria Lagomasino | Carolyn Everson |
|---|---|---|---|

Michael Froman, James Gorman, Maria Lagomasino: COUNCIL on FOREIGN RELATIONS

Maria Lagomasino, Carolyn Everson: Coca-Cola

Sources: Company Filings, Harvard Law School, CNBC.
Note: (1) Other than Disney Board.

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# DISNEY'S BOARDROOM SKILL SETS

**It wouldn't hurt Disney to add some bandwidth and expertise**

## 1 10/13 Board Members Lack Media Experience

**Director Skills and Experience Matrix**

| | Barra | Catz | Chang | Darroch | Everson | Froman | Gorman | Iger | Lagomasino | McDonald | Parker | Rice |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **SKILLS CENTRAL TO DISNEY'S STRATEGY** | | | | | | | | | | | | |
| Media and Entertainment | | | | ● | ● | | | ● | | | | |
| Direct-to-Consumer Expertise | ● | | ● | ● | ● | | | ● | | ● | ● | ● |
| Technology and Innovation | ● | ● | ● | ● | ● | | ● | | | | | |
| Strategic Transformation | ● | | | ● | | | ● | ● | | ● | ● | |
| 360 Degree Brand Activation | ●◆ | ● | ● | ● | ● | ● | ● | ● | ● | ●◆ | ●◆ | ● |
| Succession Planning | ● | | | ● | | | ● | | | ● | ● | |

## 2 11/13 Board Members Lack Founder or VC Experience



| | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Founder | X | X | ✓ | X | X | X | X | X | X | X | X | X | X |
| Venture Capital | X | X | X | X | X | X | X | X | ✓ | X | X | X | X |

## 3 6/13 Board Members of the Board are CEOs

*"With the constant stream of meetings, strategy sessions, and other obligations, a leader [CEO] is likely to neglect some audience, whether intentionally or unintentionally."*

Forbes

## 4 2/13 Directors Lack Nearly All The Skills Central to Disney's Strategy

**Director Skills and Experience Matrix**

| | Barra | Catz | Chang | Darroch | Everson | Froman | Gorman | Iger | Lagomasino | McDonald | Parker | Rice |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **SKILLS CENTRAL TO DISNEY'S STRATEGY** | | | | | | | | | | | | |
| Media and Entertainment | | | | ● | ● | | | ● | | | | |
| Direct-to-Consumer Expertise | ● | | ● | ● | ● | | | ● | | ● | ● | ● |
| Technology and Innovation | ● | ● | ● | ● | ● | | ● | | | | | |
| Strategic Transformation | ● | | | ● | | | ● | ● | | ● | ● | |
| 360 Degree Brand Activation | ●◆ | ● | ● | ● | ● | ● | ● | ● | ● | ●◆ | ●◆ | ● |
| Succession Planning | ● | | | ● | | | ● | | | ● | ● | |

Sources: Company Filings, Forbes.

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# TRANSPARENCY & RESPONSIVENESS

## Best practices ensure the best outcomes

### 1 Succession Planning Must be Done Well

Chapek was hand-selected by Iger to be his successor after he stepped down as Disney CEO in early 2020 before the pandemic hit.

NEW YORK POST
November 21st, 2022

### 2 Shareholder Equality

The Walt Disney Company And ValueAct Capital Enter Into Information-Sharing Arrangement To Facilitate Strategic Consultation During Company's Transformation

Investment Firm Will Support the Disney Board's Slate of Director Nominees at 2024 Annual Meeting

***The ValueAct information sharing agreement has increased Disney's information discount***

### 3 Innovation (1)

***Patents Filed by Disney Tech Peers that Mention Innovative Terms***


Microsoft 6,288
Apple 3,727
IBM 2,341
Meta 2,088
Alphabet 2,012
AT&T 990
ORACLE 918
verizon 838
amazon 781
Disney 615

### 4 Rose-Colored Capital Planning

**Disney runs the risk of operating the Company with too much leverage - if there are any overruns in rose-colored $60 billion capital plan**

Sources: Company Filings, New York Post. Note: (1) Disney has selected 16 peers in the Company's 2024 Proxy Filing., Alphabet, Inc., Amazon.com, Inc., Apple, Inc., AT&T Inc., Charter Communications, Inc., Comcast Corporation, IBM Corporation, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., NIKE, Inc., Oracle Corporation, Paramount Global, Verizon Communications Inc., Warner Bros. Discovery, Inc. of which, for this analysis the technology subset of the peers has been used.

BW BLACKWELLS CAPITAL 10

THE ISSUES FACING DISNEY’S BOARD Four root Board issues prevent Disney from unlocking its full potential 1 Governance Disney’s current Board culture could be improved Current culture has enabled poor succession planning practices Poor capital planning practices Multiple strategic misses 2 Transparency Disney must treat all shareholders equally Disney’s statements and disclosures need improvement Cold-eyes review of strategic alternatives and dissemination to shareholders 3 Muddled Content Strategy Cannibalization issues Monetization, churn, and subscriber issues Creative engine issues 4 Mediocre Technology Strategy Technology incrementalism is not technological transformation Disney should land-grab in spatial computing (AR/VR) and Artificial Intelligence (AI) Lack of over-arching CTO and native tech stack is unacceptable The issues facing Disney’s Board could be solved by filling gaps in expertise

# CONSTRUCTIVE AND ADDITIVE ADDITIONS

**Blackwells has nominated three exceptional nominees for election at the 2024 Annual Meeting of Disney Shareholders in order to add expertise working collaboratively for all shareholders**

## Craig Hatkoff



- ✓ 47 years as an independent director on public company Boards
- ✓ Turnaround, risk-management, and financial expertise
- ✓ Deep media industry knowledge
- ✓ Authority on governance best practices

## Jessica Schell



- ✓ Unparalleled experience in media and entertainment
- ✓ Forefront of content distribution
- ✓ Expert in content value optimization
- ✓ Warner Bros., NBC Universal and Disney career experience

## Leah Solivan



- ✓ Venture capitalist and technology expert
- ✓ Fluent in the cutting-edge technological ecosystems
- ✓ Deep consumer, SaaS, and infrastructure experience
- ✓ Visionary Founder of TaskRabbit

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CRAIG HATKOFF Craig Hatkoff Executive Experience Mr. Hatkoff began his career in real estate after business school at Chemical Bank where he became one of the pioneers of the real estate securitization industry and was Co-Head of the Real Estate Investment Banking Unit ▪He left Chemical Bank in 1990 to co-found Victor Capital Group, a real estate merchant bank. In 1996, Mr. Hatkoff co-founded Capital Trust (NYSE: CT), a NYSE-listed real estate company, along with Sam Zell and John Klopp. Mr. Hatkoff served as Vice Chairman and director of Capital Trust, Inc. from 1997 to 2010 Board Room Experience Current Director at SL Green Realty Corp. (NYSE: SLG) Current Director at Captivision (NASDAQ: CAPT) Former Executive Chairperson of LEX Markets Former Director at Subversive Capital Acquisition Corp. (NEO: SVX.U) Former Director at Capital Trust (NYSE: CT) Former Director at DigitalBridge Group (NYSE: DBRG) Former Director of Taubman Centers Other Chairman of Turtle Pond Publications, a closely held publishing company Co-founder of the Tribeca Film Festival Co-founder of Victor Capital Group Trustee of New York City School Construction Authority Director at the Mandela Institute for Humanity Adjunct Professor at Columbia Business School

JESSICASCHELL Jessica Schell Executive Experience Ms. Schell served as Executive Vice President and General Manager of Warner Bros. Home Entertainment. She joined as Executive Vice President and General Manager, Film to lead the over one billion dollar global film division of home entertainment and expanded her remit over time to include television and originals She also led Warner Bros.’ top entertainment franchises into markets enabled by new technologies, including Virtual Reality, Internet of Things (IOT) connected entertainment devices and non-fungible tokens (NFTs) Ms. Schell worked at Universal Pictures, an American film production and distribution company owned by NBCUniversal Media, as the Executive Vice President of Business Development and Strategic Planning At NBC she worked on the creation of new businesses, including NBCUniversal’s data targeted advertising platform, Hulu, and the Peacock Equity Fund, for which she served as a board member and key operating liaison Board Room Experience Current member of the board of advisors of Teach for America Los Angeles Previously served on the board of directors of Peacock Equity Fund Other Ms. Schell holds an MBA from Harvard Business School and BA with honors in American History and Literature from Harvard College

# LEAH SOLIVAN

## Leah Solivan



taskrabbit

Fuel Capital

YPO

### Executive Experience

- Ms. Solivan is a Managing Director at Fuel Capital L.P., a venture capital firm investing in consumer, software as a service (SaaS) and infrastructure companies, where she manages three high performing funds, with over seven unicorn companies across the portfolio. Ms. Solivan has served at Fuel Capital since July 2017
- Ms. Solivan created TaskRabbit, a pioneering on-demand marketplace company she founded in 2008. As TaskRabbit's CEO for eight years, she scaled the company into an international business with operations in 44 cities and more than $50 million in venture capital funding
- Ms. Solivan has taken an active role in the Young Presidents' Organization, a worldwide leadership community of chief executives. A member since 2014, she was awarded the Alexander Capello Award, the highest honor in membership, for her work in promoting gender equity

### Board Room Experience

- CEO and Chair of TaskRabbit Board from 2008 – 2017 (oversaw successful acquisition to IKEA)
- Former member of the Board of Directors at Sweet Briar College
- Chair of the Regional Board, Pacific US of the Young Presidents Organization

### Other

- Frequent speaker at events such as the World Economic Forum in Davos, Switzerland and Tina Brown's Women in the World Summit
- Named by Fast Company as one of the "100 Most Creative People in Business"

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THE CASE FOR CHANGE

# DISNEY HAS UNDERPERFORMED

## Considerable Underperformance

**Every Disney Board member has overseen underperformance during their tenure**

- Under the best performing independent director's tenure, Disney underperformed the S&P 500 by ***(15%)*** and under the worst performing independent director's tenure, Disney underperformed the S&P 500 by ***(150%)*** (1)
- Disney's Board must address this underperformance in order to regain credibility

**Disney Three-Year TSR vs. Peers and S&P 500**



60.0%
40.0%
20.0%
-
(20.0%)
(40.0%)
(60.0%)
(80.0%)
3/1/2021
9/1/2021
3/1/2022
9/1/2022
3/1/2023
9/1/2023
3/1/2024
Disney
Peers
S&P 500

Source: Company filings and Capital IQ as of 3/1/24.
Note: (1) Capital IQ calculated from the respective start date of each Disney Board Member to 3/1/24.

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# DISNEY'S DIRECTORS PERFORMANCE

| Name | Role | Non-Disney Titles/Roles | Years on Disney Board | Disney Stock Performance since start date | S&P 500 Performance since start date | Stock Performance vs S&P 500 since start date |
|---|---|---|---|---|---|---|
| Mark Parker | Chairman of the Board | Executive Chairman – Nike | 8.1 | ***11.4%*** | ***160.9%*** | ***(149.6%)*** |
| Maria Elena Lagomasino | Independent Director | CEO – WE Family Offices | 8.2 | ***(4.0%)*** | ***141.1%*** | ***(145.1%)*** |
| Mary Barra | Independent Director | Chair and CEO – General Motors | 6.5 | ***9.2%*** | ***107.4%*** | ***(98.3%)*** |
| Derica Rice | Independent Director | Former EVP – CVS | 4.9 | ***(2.8%)*** | ***84.4%*** | ***(87.2%)*** |
| Francis deSouza | Independent Director | Former CEO - Illumina | 6.0 | ***0.3%*** | ***79.7%*** | ***(79.4%)*** |
| Safra Catz | Independent Director | CEO – Oracle | 6.0 | ***0.3%*** | ***79.7%*** | ***(79.4%)*** |
| Michael Froman | Independent Director | President – Council on Foreign Relations | 5.4 | ***(0.2%)*** | ***76.5%*** | ***(76.7%)*** |
| Amy Chang | Independent Director | Former EVP – Cisco Systems | 2.7 | ***(38.1%)*** | ***20.7%*** | ***(58.8%)*** |
| Calvin McDonald | Independent Director | CEO – Lululemon | 2.7 | ***(38.1%)*** | ***20.7%*** | ***(58.8%)*** |
| Carolyn Everson | Independent Director | Former President – Instacart | 1.2 | ***(13.5%)*** | ***28.4%*** | ***(14.8%)*** |
| Robert Iger | CEO, Non-Independent Director | CEO – Walt Disney | 24.1 | ***20.7%*** (1) | ***27.9%*** | ***(7.2%)*** |
| James Gorman | Independent Director | Executive Chairman – Morgan Stanley | - | - | - | - |
| Jeremy Darroch | Independent Director | Former Exec Chairman and Group CEO - Sky | - | - | - | - |

Source: Bloomberg and Company Filings. Share price date as of 3/1/24. Note: James Gorman and Jeremy Darroch excluded due to less than one year of tenure with the Disney Board.
Note: (1) Bob Iger's returns calculated since he returned to the Company on November 20, 2022.

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DISNEY’S THREE-YEAR TOTAL SHAREHOLDER RETURN (21.3%) (21.5%) (43.0%) 85.4%82.9%76.6%44.4%34.9%33.0%31.8%10.1%8.3% Source: Company filings. Capital IQ as of 3/1/24. Note: (1) Blackwells selected peer group as described on page 7.

DISNEY’S THREE-YEAR PERFORMANCE Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 S&P 500 Disney Source: Company filings, Capital IQ as of 3/1/24.

DISNEY’S FIVE-YEAR TOTAL SHAREHOLDER RETURN 335.4% 282.4% 200.1% 151.7% 142.1% 111.2% 95.8% 80.0% 79.0% 69.0% 66.6% (0.3%) Source: Company filings. Capital IQ as of 3/1/24. Note: (1) Blackwells selected peer group as described in page 7.

DISNEY’S FIVE-YEAR PERFORMANCE Source: Company filings. Capital IQ as of 3/1/24. (2%) 83% 3/1/19 9/1/19 3/1/20 9/1/20 3/1/21 9/1/21 3/1/22 9/1/22 3/1/23 9/1/23 3/1/24 Disney S&P 500

DISNEY’S EBITDA MULTIPLE OVER TIME Disney’s Three-Year EV/FY+1 EBITDA 45.0x 40.0x 35.0x 30.0x 25.0x 20.0x 15.0x 10.0x 42.6x 13.9x Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23

TRIAN’S CAMPAIGN MAKES A CASE FOR CHANGE Trian on Disney’s Poor TSR Trian on Disney’s Share Price Underperformance Trian on Disney Board Members “Lack of Focus: Many of Disney’s directors have important day jobs running some of the largest automobile, apparel, sporting goods and software companies in the world. They have demanding, full-time work commitments and are likely waking up every day thinking about things other than Disney. Faced with complicated challenges in their executive roles, we believe these busy directors have taken their “eyes off the ball” at Disney.” Trian letter to Disney shareholders February 1, 2024 Trian on Succession “A year later, however, Disney shareholders are no better off. It turns out, Disney’s story was just a fairy tale. Disney’s stock price is lower now than a year ago; its streaming business lost another $1.7 billion; 2024 earnings per share estimates are down nearly 20%; two of Disney’s last five movies have failed to turn a profit; and the Board has still not identified a successor for Mr. Iger.” Trian letter to Disney shareholders February 12, 2024 Source: Trian.

BLACKWELLS’ NOMINEES ARE THE SOLUTION TO TRIAN’S ACKNOWLEDGED ISSUES Trian’s Acknowledged Issues Blackwells’ Solutions Craig Hatkoff Jessica Schell Jessica Schell Jessica Schell Leah Solivan Identifying Issues is Not the Same as Being Able to Solve Issues Source: Trian.

THE CURRENT BOARD IS NOT SUFFICENT Critical gaps in the Disney Board must be filled to rectify underperformance Board Composition Issues Lacking Relevant Expertise Bandwidth Concerns Lack of Independence Blackwells’ nominees fill each of these gaps

SIX BOARD MEMBERS ARE CEOS Source: Company Filings.

DISNEY PEERS (1) PAY ATTENTION TO BANDWIDTH Disney has the highest number of CEOs on its Board in comparison to peers (1) Disney director bandwidth is an area of concern and could be ameliorated with the addition of the Blackwells nominees Board Composition (CEOs and Non-CEOs) (2) Source: Company websites. Note: (1) Blackwells selected peers as defined on page 7. (2) Includes the current Company’s CEO.

# DISNEY BOARD CONNECTIVITY

## DISNEY BOARD OF DIRECTORS

## SHADOW BOARD MEMBER?


Both serve on the Disney compensation committee (2)
Both serve on the Coca-Cola Board (2)
Mark Parker
Safra Catz
Maria Lagomasino
Carolyn Everson
ValueAct Capital
Close Personal Friend (1)
Close Personal Friend (1)
Maria, Michael and James are all on the Council on Foreign Relations (2)
Robert Iger
Close Personal Friend (1)
Michael Froman
James Gorman
Close Personal Friend (3)
Mason Morfit
Close Personal Friend (1)
Mary Barra
Close Personal Friend (4)

Sources: CNBC, the Wall Street Journal, New York Post, Daily Mail and Financial Times.
Note:
(1) CNBC Article "Disney's Wildest Ride: Iger, Chapek and the making of an epic succession mess" – September 6, 2023 – "By 2019, Iger had personally selected every member of the board, which is surprisingly lacking in media and entertainment experience. Iger is personally close with several directors, including Nike Executive Chairman Mark Parker and General Motors CEO Mary Barra. In addition, the wife of another board member, Michael Froman, […] now president of the Council on Foreign Relations, had been housemates with Iger's wife […], at the University of Pennsylvania "
(2) Source: Company filings and Capital IQ.
(3) Source: Financial Times - "Mason Morfit takes charge at ValueAct — 13 years after being tipped" – January 24, 2020.
(4) Source: Daily Mail – "Jordana Brewster and new beau Mason Morfit pack on the PDA with several makeout sessions during afternoon out with her youngest son Rowan" – November 29, 2020.

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# DISNEY INDEPENDENT PUBLIC BOARD EXPERIENCE



Mr. Hatkoff has more independent board member experience than eleven Disney Board members combined
Avg. 4.9 years
47
19
16
8
8
7
5
-
-
-
-
-
-
-
Mary Barra
Safra Catz
Francis deSouza
Michael Froman
James Gorman
Calvin McDonald
Mark Parker
Carolyn Everson
Jeremy Darroch
Amy Chang
Robert Iger
Maria Lagomasino
Derica Rice
Craig Hatkoff

Source: Blackwells and Company Filings.
Note: Chart shows each person's experience as an independent director on a board of directors, excluding service on Disney's Board.

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DISNEY MEDIA EXPERTISE Disney is one of the world’s most important media companies, but: DIRECTOR SKILLS & EXPERIENCE MATRIX • In the Company’s 2023 proxy statement, Disney did not even have a skill set marked for media experience • In its 2024 proxy statement, Disney lists only two non-executive directors out of twelve nominees who have significant media experience Barra Catz Chang Darroch Everson Froman Gorman Iger Lagomasino McDonald Parker Rice SKILLS CENTRAL TO DISNEY’S STRATEGY Direct-to-Consumer Expertise Technology & Innovation Strategic Transformation 360 Degree Brand Activation Succession Planning Source: The Walt Disney Company 2024 and 2023 Proxy Statements.

DISNEY TECH & ENTREPRENEURSHIP EXPERTISE If Disney wants to dominate in innovation and Imagineering, it should have meaningful entrepreneurship experience in the boardroom The Disney Board currently has only one member with technology entrepreneurship experience, and only one member with VC or entrepreneurship experience Technology Entrepreneurship Experience? Venture Capital Experience? Safra Catz 🗴 🗴 Francis De Souza 🗴 🗴 Michael Froman 🗴 🗴 James Gorman 🗴 🗴 Mark Parker 🗴 🗴 Amy Chang ✓ 🗴 Calvin McDonald 🗴 🗴 Mary Barra 🗴 🗴 Carolyn Everson 🗴 🗴 Robert Iger 🗴 ✓ Jeremy Darroch 🗴 🗴 Maria Lagomasino 🗴 🗴 Derica Rice 🗴 🗴 Source: Company filings and Capital IQ.

# THE BLACKWELLS' NOMINEES SKILLSETS ARE MORE ATTRACTIVE

| | MEDIA AND ENTERTAINMENT | DIRECT TO CONSUMER EXPERTISE | TECHNOLOGY & INNOVATION | STRATEGIC TRANSFORMATION | 360 DEGREE BRAND ACTIVATION | SUCCESSION PLANNING | CORE COMPETENCIES |
|---|---|---|---|---|---|---|---|
| Craig Hatkoff | ● | ● | ● | ● | ● | ● | ● |
| Jessica Schell | ● | ● | ● | ● | ● | | ● |
| Leah Solivan | | ● | ● | ● | ● | | ● |
| Safra Catz | | | ● | | ● | | ● |
| Michael Froman | | | | | ● | | ● |
| James Gorman | | | ● | ● | ● | ● | ● |
| Mark Parker | | ● | | ● | ● | ● | ● |
| Amy Chang | | ● | ● | | ● | | ● |
| Calvin McDonald | | ● | | ● | ● | ● | ● |
| Mary Barra | | ● | ● | ● | ● | ● | ● |
| Carolyn Everson | ● | ● | ● | | ● | ● | ● |
| Robert Iger | ● | ● | | ● | ● | ● | ● |
| Jeremy Darroch | ● | ● | ● | ● | ● | ● | ● |
| Maria Lagomasino | | | | | ● | | ● |
| Derica Rice | | ● | | | ● | | ● |
| Nelson Peltz | | ● | | ● | | ● | ● |
| Jay Rasulo | ● | | | | | | ● |

Source: Blackwells and The Walt Disney Company 2024 Proxy Statements.

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…AND ARE SUPERIOR TO TRIAN’S NOMINEES SKILLSETS The Blackwells nominees are clearly the better choice NOMINEE MEDIA & TECH EXPERIENCE BUSINESS BUILDER & ENTREPRENEURSHIP CAPITAL ALLOCATION EXPERTISE INNOVATION PERSONAL AGENDAS & STALE IDEAS STRATEGIC DIRECTION Jessica Schell MEDIA & CONTENT Craig Hatkoff GOVERNANCE & TRANSPARENCY Leah Solivan TECHNOLOGY Nelson Peltz Jay Rasulo

# COMPENSATION PRACTICES DO NOT MATCH PERFORMANCE

**Executive compensation must be aligned with performance**

**Mr. Iger has received pay of $47 million since reinstatement despite (7.2%) underperformance of the S&P 500**

**Outsized compensation has long been an issue at Disney. From FY 2017 – FY 2021, Mr. Iger received $217 million despite below market performance over that period**

MEDIA

**Disney more than doubled pay packages for Bob Iger, Bob Chapek in 2021**

By Alexandra Steigrad
Published Jan. 20, 2022, 10:48 a.m. ET

NEW YORK POST

## Compensation vs. Share Price Performance



Annual Share Price Performance
1.4%
2.0%
31.2%
25.2%
(14.5%)
(43.9%)
(3.9%)
$36
$66
$48
$21
$46
$15
$32
2017
2018
2019
2020
2021
2022
2023
Salary
Stock Awards
Option Awards
Non-Equity Incentive Plan Comp
Change in Pension & Deferred Comp
Other

Source: New York Post, Company Filings, Capital IQ.

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LEAH SOLIVAN, CRAIG HATKOFF & JESSICA SCHELL FILL IDENTIFIED GAPS Muddled Content Strategy ▪ Failed to adapt in a timely and profitable manner to DTC streaming ▪ Struggle with creatives and recent releases ▪ Checks and balances in the Boardroom with respect to Sports Mediocre Tech Strategy ▪ Disney significantly lags tech peers in R&D ▪ Disney’s patent portfolio is anemic, contrary to its own recent assertions Succession Planning Issues ▪ Mr. Chapek’s tenure as CEO may have been the result of a lack of checks and balances between management and the large number of CEO Board members ▪ Shareholders do not want problems during Mr. Iger’s 2026 hand-off Capital Planning Issues ▪ Shareholders should want to ensure that Mr. Iger’s $60 billion capital expenditure plan wasn’t summarily approved by a Board that wasn’t appropriately tough with its questions on the viability of such a plan Shareholder Responsiveness ▪ Threatened by dual activist pressure, Disney entered into a so-called Information Sharing Agreement with ValueAct that we don’t think is in the best interest for all shareholders ▪ Disney disclosures around patents, technology and content strategies, succession plans must be ameliorated

GOVERNANCE &TRANSPARENCY

DISNEY’S GOVERNANCE IS NOT BEST IN CLASS Few companies would do better than Disney to lead the pathway with best-in-class governance attributes 1 Disney’s Board Culture is Holding it Back A closely-knit board that falls short on independence and bandwidth ▪ Succession Planning Issues ▪ Capital Planning Issues ▪ Muddled Content Strategy ▪ Mediocre Tech Strategy ▪ Accountability Concerns 2 Disney Trades at an Information Discount Disney is valued at the lowest common multiple of its segments ▪ Shareholder Responsiveness Shortcomings ▪ Can one person lead Disney after Mr. Iger’s retirement? ▪ Cold-eyes examination of Disney’s sum-of-the-parts (SOTP) could unlock trapped value on its Balance Sheet ▪ wOff-market messaging around patent portfolio and AI Taskforce Source: Company filings.

DOES THE SLIPPER FIT? Shareholders must ensure the Disney Board does not oversee a succession plan like the one that ushered in Mr. Chapek in 2020: 1 The Mirror Neuron Effect; as concerns the many CEOs on Disney’s Board 2 Limited Bandwidth and lack of Independent directorship experience may result in suboptimal decision-making processes 3 Shareholders don’t want succession decisions to be influenced by ValueAct under the so-called “Information Sharing Agreement” 4 Cold-Eyes on succession decisions is a best practice

CAPITAL PLANNING To fully understand the impact of Disney’s large capital spending over the next 10 years ($60 billion), we have performed a capital analysis on three forecasts: 1 Wall St. research forecasts (based on management guidance) 2 Historical average (the average EBITDA of the last 5-yrs applied to the forecast period) 3 Historical growth case (the 5-yr EBITDA CAGR applied to the forecast period) Net Debt is held constant throughout the period and in Case 2 and 3 there is a forecasted 25% capital spending overrun The results also show that Wall St. research forecasts are extremely rosy with regards to Disney’s future earnings (EBITDA nearly doubling over 5 years) Any deviation from the current earnings environment at Disney in combination with capital expenditure overruns, would have a significant negative impact on Disney

CAPITAL PLANNING (Cont’d) EBITDA($ million) The 5-yr historic earnings have been extremely volatile, in part due to COVID Avg. 13,044 17,754 10,689 6,870 14,370 15,538 16,974 19,279 21,007 22,410 24,135 26,369 29,038 13,044 13,044 13,044 13,044 13,044 13,044 13,044 15,029 14,536 14,059 13,599 13,153 12,722 12,305 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2019 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E Actuals Wall St. Case 5-Yr Historical Avg. Case 5-Yr Historical Growth Case Net Debt/LTM EBITDA Applying historical trends, Disney will experience shortfalls that could be plugged by pursuing strategic alternatives 2.3x 3.8x 5.6x 2.6x 2.1x 2.2x 2.1x 1.9x 1.8x 1.6x 1.5x 1.4x 2.9x 3.0x 3.2x 3.3x 3.5x 3.6x 3.8x 2.5x 2.7x 3.0x 3.2x 3.5x 3.7x 4.0x 0123456 2019 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E Actuals Wall St. Case Historical Avg. Case Historical Growth Case Source: Wall St. research and Company filings.

MUDDLED CONTENT STRATEGY Disney Board versus Content and Media1New content is repetitive, unprofitable, unpopular, and performing poorly at the box office 2Flip flopping strategy for streaming platforms has resulted in Disney+ being unable to surpass 2022 peak subscriber numbers or turn profitable 3No strategy to avoid cannibalizing revenues across streaming and linear 4Huge missed licensing revenue opportunities 5Lucrative home entertainment window eliminated

# MEDICORE TECH STRATEGY



**Disney Board versus Technology**

1. **Inefficient fragmentation between Disney's segments and overall infrastructure**
2. **Unhurried innovation; Disney has the fewest number of patents compared to Peers (1) that include innovative terms (2)**
3. **Lowest proportional R&D spend among peers**
4. **Missing Native Technology Stack, and "Technology Stack Mentality"**
5. **Lack of leadership in Spatial Computing (AR/VR) & AI (3)**

Sources: U.S. patent office. Note: (1) Disney has selected 16 peers in the Company's 2024 Proxy Filing., Alphabet, Inc., Amazon.com, Inc., Apple, Inc., AT&T Inc., Charter Communications, Inc., Comcast Corporation, IBM Corporation, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., NIKE, Inc., Oracle Corporation, Paramount Global, Verizon Communications Inc., Warner Bros. Discovery, Inc. of which, for this analysis the technology subset of the peers has been used (2) Innovative terms include AI, AR, and VR. (3) AR is an acronym for augmented reality; VR is an acronym for virtual reality; AI is an acronym for artificial intelligence.

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INFORMATION DISCOUNT Disney Board versus its Information Discount 1Shareholder favoritism 2Cold-eyes on whether Disney can be run by any one person after the unicorn CEO 3Strategic alternatives processes matter 4Disney’s scrambled trading multiple

# SHAREHOLDER RESPONSIVENESS

**Recent actions by the Disney Board, in response to pressure from shareholders suggests a certain entrenchment**



**Disney has entered into an information sharing agreement with ValueAct**

*Blackwells demanded to inspect records of The Walt Disney Company pursuant to Section 220 of the Delaware General Corporation Law to which Disney responded that to obtain inspection of the books relating to **ValueAct** we "must show … that a credible basis exists upon which wrongdoing or mismanagement can be inferred"*

**The Board appears to be trying to prevent Blackwells from speaking to the same shareholders as the Board**

***The Board has been using a NOBO list of shareholders for nearly a month to solicit millions of votes***

***However, the Board refuses to let Blackwells conduct an in-person review of the NOBO list even though we made a proper request under Delaware law. The Board also claims Disney spent approximately $533K for the list***

***For Blackwells and Trian to get access to a digital copy of the NOBO list, the Board is demanding we reimburse Disney the entire $533K amount. This means Blackwells and Trian are apparently being asked to completely subsidize the Board's use of the NOBO list***

Note: NOBO stands for Non-Objecting Beneficial Owners.

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DISCLOSURE PRACTICES Why does Disney not provide the following information to its shareholders, for example X Information and values around the Company’s vast real estate holdings? X The Company’s total Research & Development (R&D) spend X Appropriate information around the Company’s purported AI taskforce X The information sharing agreement that Disney entered into with ValueAct X Limited information on succession planning

CASE STUDY: SUM OF THE PARTS 47 Blackwells believes that each segment has the potential to trade at a premium to peers over time Value Range of Each Segment (1) Sports $18.24 $25.33 Entertainment $50.54 $70.20 Experiences $87.40 $123.81 $- $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 Value Range of Total Company (1) Current Share Price $111.95 Total Company $135.55 $191.92 21% Premium 71% Premium $- $40.00 $80.00 $120.00 $160.00 $200.00

# DISNEY SUFFERS FROM A CONGLOMERATE DISCOUNT

**Disney could be worth more as two or three distinct entities, and may simply be too complex for any one successor to Mr. Iger to manage holistically**

Disney **12.2x**
*EV/2025E EBITDA*

**Entertainment/Tech** (1)
*EV/2025E EBITDA*

| **Peer Average** | 17.0x |
|---|---|
| Spotify | 29.6x |
| NETFLIX | 22.5x |
| Microsoft | 21.0x |
| Apple | 19.5x |
| T2 Take Two Interactive | 17.4x |
| IBM | 13.0x |
| amazon | 12.0x |
| Meta | 11.4x |
| Alphabet | 10.4x |

**Sports** (2)
*EV/2025E EBITDA*

| **Peer Average** | 17.0x |
|---|---|
| Spotify | 29.6x |
| NETFLIX | 22.5x |
| Microsoft | 21.0x |
| Apple | 19.5x |
| T2 Take Two Interactive | 17.4x |
| IBM | 13.0x |
| amazon | 12.0x |
| Meta | 11.4x |
| Alphabet | 10.4x |

**Experiences** (3)
*EV/2025E EBITDA*

| **Peer Average** | 10.0x |
|---|---|
| Hilton | 16.6x |
| Marriott | 16.0x |
| Royal Caribbean International | 9.0x |
| Six Flags | 8.9x |
| Norwegian Cruise Line | 8.9x |
| Carnival | 8.0x |
| Hilton Grand Vacations | 7.7x |
| Cedar Fair Entertainment Company | 7.4x |
| United Parks & Resorts | 6.9x |

Source: Capital IQ as of 3/1/24.
Note: (1) Blackwells entertainment and tech selected peer group includes Alphabet, Amazon, Apple, IBM, Meta, Microsoft, Netflix, Spotify, and TakeTwo. (2) Sports peers are the same as entertainment and tech given the popularity and profitability of sports streaming and its integration into platforms such as Netflix and Peacock. (3) Blackwells selected experience peers include Hilton, Marriott, Royal Caribbean, Six Flags, Norwegian Cruise Line, Carnival Cruises, Hilton Grand Vacation, Cedar Fair, and United Parks and Resorts.

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CASE STUDY: BALANCE SHEET OPTIMIZATION Disney could unlock a significant amount of value and solve its capital allocation needs by spinning its owned real estate out into a REIT or creating an IPCo/OpCo/PropCo structure The total book value of real estate held by Disney is approximately 38% of Disney’s market capitalization, yet the Board has no members with any real estate experience Stock Price (3/1/24) $ 111.95 Share Outstanding 1,834 Market Capitalization $ 205,350 Disney has one of the largest trophy portfolios of hotel and resort assets in the world with over 37,000 hotel rooms, thousands of vacation club units, retail and commercial space and vast land holdings Attractions, buildings and equipment $ 72,096 Projects in process $ 5,618 Land $ 1,182 Total Gross Real Estate Value $ 78,896 Disney could pursue the synthetic breakup that an IPCo/OpCo/PropCo structure would support, another lever to unlock value Market Capitalization $ 205,350 Gross Real Estate as % of MC 38% Source: Company filings and Capital IQ. Note: Assumes the value ascribed to the REIT spin-off is equivalent to the gross real estate value and there are no dyssynergies or incurrence of tax leakage

WHAT DOES IT ALL MEAN? Disney will continue to trade at a discount EV/2025E EBITDA 29.6x 22.5x 21.0x 19.5x 17.4x 13.0x 12.2x 12.0x 11.4x 10.4x SPOT NFLX MSFT AAPL TTWO IBM DIS AMZN META GOOGL P/2025E Earnings 47.9x 33.2x 31.2x 29.5x 25.1x 24.2x 21.7x 20.6x 17.7x 17.6x SPOT AMZN MSFT NFLX AAPL TTWO META DIS IBM GOOGL Source: Capital IQ. Note: Blackwells selected peers as defined on page 7. Disney is unlikely to experience appropriate multiple expansion, nor optimally reach operational goals without adding best-in-class governance attributes to fill gaps 1 Boardroom Culture 2 Best In Class Practices 3 Information Discount 4 Strategic Planning 5 Content and Technology Dominance

# CRAIG HATKOFF IS AN ADDITIVE SOLUTION

**Mr. Hatkoff has extensive experience as an independent Director and as the head of several strategic asset review committees on behalf of public Boards**



## Executive Experience

- Mr. Hatkoff began his career in real estate at Chemical Bank where he was Co-Head of the Real Estate Investment Banking Unit
- He left Chemical Bank in 1990 to co-found Victor Capital Group, a real estate merchant bank
- Mr. Hatkoff co-founded Capital Trust (NYSE: CT), a NYSE-listed real estate company, along with Sam Zell and John Klopp
- Current Director at SL Green Realty Corp. (NYSE: SLG)
- Current Director at Captivision (NASDAQ: CAPT)
- Former Director at Capital Trust (NYSE: CT)
- Former Director at DigitalBridge Group (NYSE: DBRG)
- Former Director of Taubman Centers
- Founder of the Tribeca Film Festival

## Skills Matrix

| | |
|---|---|
| Independent Director Experience | ✓ |
| Led strategic asset reviews | ✓ |
| Extensive real estate experience | ✓ |
| Media experience | ✓ |
| Corporate Governance Knowledge | ✓ |
| Strong Risk Management | ✓ |
| Strategic Thinking and Vision | ✓ |
| Financial Acumen | ✓ |
| Stakeholder Engagement | ✓ |

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THE FUTURE OF MEDIA & CONTENT

# DISNEY'S MEDIA & CONTENT EFFORTS HAVE FALLEN SHORT

**The current Board has not provided adequate support in the core area of content**

### 1 Direct-to-Consumer (DTC) Profitability

**Profitability remains a major issue for Disney's Entertainment segment**

- Disney+ profitability remains an issue, despite promises by management to improve
- Disney's churn remains ~75% higher than Netflix and total DTC subscribers still remain lower than 2022 peaks

### 2 Content Reach and Revenue

**Disney has squandered the value of its content in an effort to prop up Disney+**

- Disney limited exposure of its content beyond owned platforms, foregoing huge potential licensing $
- Disney shortened the time between theatrical and streaming and eliminated the lucrative PVOD window

### 3 The Creative

**Disney's franchises are underperforming**

- 2023 was a dismal year at the box-office for Disney despite the release of several major films
- Critics blame the lack of new and original contest vs. reboots and sequels [1]

***Disney needs someone on its board like Jessica Schell – a proven media optimization expert***

Source: Company filings, Forbes.
Note: (1) Forbes - Most Critics Think Most Disney Remakes Are Just Okay" – July 17, 2019.

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Disney’s DTC business has never been profitable What is the sustainability of the profitable Q4 2024 that management is guiding towards? More than favorable accounting is required to keep realmargins above 0% Profitability issues stem from churn/subscription basis and sub-optimal pricing PROFITABILITY IS A MAJOR ISSUE Source: Company filings, website, Wall St. research and Company press releases. Note: (1) 2Q24E to 4Q24E are based on Wall St. research forecast. Disney’s DTC Operating Income Margin (1) (28%) (8%) (19%) (13%) (2%) (2%) (1%) 4% (30.0%) (25.0%) (20.0%) (15.0%) (10.0%) (5.0%)- 5% 10% 2020 2021 2022 2023 1Q24 2Q24E 3Q24E 4Q24E

DISNEY’S DTC HAS STILL NOT SURPASSED 2022 RESULTS Disney+ is the driver of subscription decline, as Hulu continues to grow Management has not laid out a clear strategy to grow its subscriber base The Board must have expertise to conceive and execute on the strategy to sustainably grow subs Disney’s Total Subscribers (millions) (1) Source: Company filings, website, Wall St. research and Company press releases. Note: (1) 2Q24E to 4Q24E are based on Wall St. research forecast.175 183 198 211 210 206 194 199 199 204 204 206 0 50 100 150 200 250 300 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24E 3Q24E 4Q24E Disney Hulu DTC SUBS

DISNEY MUST IMPROVE ITS CHURN Disney+ and Hulu must reduce churn by ~40% -50% to compete with where Netflix is today, without even accounting for where they will be in 5 years time High, and potentially unsustainable, customer acquisition costs are cutting into profitability Assistance in the Disney boardroom overseeing the Creative Engine will greatly help Source: Hollywood Reporter.2.5%4.3% 5.2% 5.9% 6.7%8.4% 8.8% 9.5% 15.6% 0.00% 5.00% 10.00% 15.00% 20.00% Netflix Disney+ Hulu CBS All Access HBO MAX Starz Showtime Peacock APPLE TV

CASE STUDY: THE FUTURE OF SPORTS Sports are one of, if not the, largest audience driving content events across the United States and the larger streaming companies are beginning to take notice There has been a recent focus shift to sports by the larger streaming networks Source: CNN, Variety.

THE FUTURE OF SPORTS –PICK A LANE CASE STUDY: THE FUTURE OF SPORTS Sports are one of, if not the, largest audience driving content events across the United States and the larger streaming companies are beginning to take notice There has been a recent focus shift to sports by the larger streaming networks Source: CNN, Variety.

With ESPN under the Disney umbrella, the Company has the premier sports asset, but executing on transitioning ESPN to DTC at the same time as building a general entertainment service is too difficult Linear 1 Joint Venture 2 Standalone Streaming 3 Source: Company website, CNBC. 4 Bundling

CONTENT REACH AND REVENUE HAS BEEN STYMIED Disney has cannibalized all other revenue streams in pursuit of streaming success. The failure to optimize has resulted in hundreds of millions of dollars of opportunity cost/lost revenue “The Chapek Era” all-in approach to streaming almost entirely cannibalized transactional home entertainment revenue In the area of content licensing, Disney has largely pursued a walled-garden approach, limiting external licensing more than any of its peers Since Iger’s return, he has begun revisiting both of these strategies, moving incrementally in the right direction Streaming success can flourish alongside off-platform content exposure and monetization

CONTENT EFFICIENCY MUST BE THE FOCUS Content Monetization Bundling Subscriptions To keep driving value, Disney needs to balance its focus on streaming with generating revenue and using their content in an efficient way Source: Company filings. Note: (1) Analysis conducted by looking at latest annual report and proxy for each company and seeing how many times these phrases were used. Subscribers/subscription was the keyword used for “Subscriptions” and monetization was the key word for “Content Monetization.” Number of times mentioned in latest filings1 Number of times mentioned in latest filings1 Number of times mentioned in latest filings1-1 3 6 7 9 35 48 58 59 0 10 20 30 40 50 60 70 Apple Amazon Netflix Microsoft FOX Comcast Disney WarnerBros Paramount Lionsgate 71418 46 56 59 106 151 154 184 0 50 100 150 200 Apple Netflix Amazon Comcast FOX Microsoft Paramount Lionsgate WarnerBros Disney --- 1 3 44 5 9 13 0 2 4 6 8 10 12 14 FOX Amazon Microsoft Netflix WarnerBros Lionsgate Disney Paramount Apple Comcast 60

HUGE MISSED LICENSING REVENUE OPPORTUNITY Number of TV shows That Have Licensing Potential (1) 148 72 54 47 Buffy the Vampire Slayer Desperate Housewives Smallville Being Mary Jane Hawaii Five-O NCIS: New Orleans Star Trek Gossip Girl The Big Bang Theory The West Wing Sex and the City Brooklyn Nine-Nine Columbo The Middle The Office Source: Ampere Analytics 2/19/2024. Note: (1) Defined as TV shows that are exclusive to their own platforms, have completed their first run; have at least three seasons; are Scripted; of US-origin; and still maintain consumer engagement (measured with Ampere’s Popularity Score).

DISNEY ELIMINATED THE LUCRATIVE HOME ENTERTAINMENT WINDOW FOR MOST OF ITS FILMS Average Days Exclusive Theatrical Exclusive Transactional Home Entertainment 39 78 52 81 51 78 25 70 50 88 17 159 95 146 18 204 42 168 2 150 54 237 147 227 68 282 67 238 52 238 Warner (2022) Warner (2019) Sony (2022) Sony (2019) Paramount (2022) Paramount (2019) NBCU (2022) NBCU (2019) Avatar (2022) Avatar (2019) 2019 2022 2019 2022 2019 2022 2019 2022 2019 2022 Disney eliminated the exclusive transactional window for all but one of their 2022 home entertainment releases Theatrical Release Exclusive Transactional Home Entertainment Streaming Release Source: Public information.

THE CREATIVE NEEDS FIXING Disney has been plagued by box office bombs due to poorly received content Star Wars Ep. VII (2015) Box Office: $2.06 billion Budget: $447 million Return: 4.6x Avengers: Infinity War (2018) Box Office: $2.05 billion Budget: $200 million Return: 10.3x The Lion King (2019) Box Office: $1.65 billion Budget: $260 million Return: 6.3x Frozen II (2019) Box Office: $1.45 billion Budget: $150 Return: 9.7x Avengers: Endgame (2019) Box Office: $2.8 billion Budget: $356 million Return: 7.8x 2015 –2020 Box Office Hits Wish (2023) Box Office: $246 million Budget: $200 million Return: 1.2x Lightyear (2022) Box Office: $226 million Budget: $200 million Return: 1.1x Strange World (2022) Box Office: $74 million Budget: $180 million Return: 0.4x Haunted Mansion (2023) Box Office: $118 million Budget: $150 million Return: 0.8x Turning Red (2022) Box Office: $10 million Budget: $175 million Return: 0.06x 2020 –Present Box Office Bombs Source: IMDB.

THE CREATIVE NEEDS FIXING (Cont’d) Critics of Disney have indicated the recent content is largely recycled/reboot content or never-ending sequels (1) Past success fueled by major acquisitions: To continue Disney’s success into the future and maintain in leadership in content, it is imperative that Disney fix its creative to generate fresh ideas Disney must continue to pursue external IP collaborations, with an increasing focus on an “Asset-Lite” approach (e.g. Barbie) and a diminishing reliance on reboots and/or costly acquisitions 2006 2009 2012 2019 Source: Forbes. Note: (1) “Most Critics Think Most Disney Remakes Are Just Okay” July 17, 2019.

THE FUTURE OF MEDIA AND CONTENT Issue Action Needed Streaming losses/Netflix domination Price hikes and content rationalization were necessary, though caused short term pain of subscriber drop Beta integration of Hulu onto Disney+ app provides opportunity to learn Full integration of Disney+ and Hulu likely the best long-term strategy, though may cause short term sub fee losses Content Revenue and Reach Shortfall Should include third party licensing in the mix to generate profits and expose content to new users on other platforms, drawing in potential subscribers The deal with Netflix last December was a good first step, but more action is needed Optimize transactional revenue vs subscriber acquisition opportunity on a film-by-film basis Film Underperformance Dismantling Disney Media and Entertainment Division (DMED) and returning more power to the content creators was a critical step Diminish reliance on reboots and/or costly acquisitions Continue to pursue external IP collaborations, with an increasing focus on an “Asset-Lite” approach Future of ESPN Disney has multiple ESPN plays in the works, diffusing focus Viability of standalone ESPN Flagship app unclear JV creates optionality and opportunity to test and learn, extending runway as linear networks decline However, all DTC energy should be on Disney+/Hulu success supported by selective sports rights, à la Netflix with WWE

JESSICA SCHELL WOULD BE AN ADDITIVE SOLUTION Blackwells’ board nominee, Jessica Schell, has built her career at the forefront of media and entertainment Executive Experience Ms. Schell served as Executive Vice President and General Manager of Warner Bros. Home Entertainment. She joined as Executive Vice President and General Manager, Film to lead the over one billion dollar global film division of home entertainment and expanded her remit over time to include television and originals She also led Warner Bros.’ top entertainment franchises into markets enabled by new technologies, including Virtual Reality, Internet of Things (IOT) connected entertainment devices and non-fungible tokens (NFTs) Ms. Schell worked at Universal Pictures, an American film production and distribution company owned by NBCUniversal Media, LLC (“NBCUniversal”), as the Executive Vice President of Business Development and Strategic Planning At NBC she worked on the creation of new businesses, including NBCUniversal’s data targeted advertising platform, Hulu, and the Peacock Equity Fund, for which she served as a board member and key operating liaison Current member of the board of advisors of Teach for America Los Angeles Previously served on the board of directors of Peacock Equity Fund Ms. Schell holds an MBA from Harvard Business School and BA with honors in American History and Literature from Harvard College Skills Matrix Content Monetization Content Production Direct-to-Consumer Streaming Product Activation Strategic Transformation Technology Early Stage Investing Mergers and Acquisitions

THE FUTURE OF TECHNOLOGY

# DISNEY'S TECHNOLOGICAL EFFORTS HAVE FALLEN SHORT

**Disney faces the following significant technological issues:**

### 1 Fragmentation

**Severe technological fragmentation between Disney's segments and sub-segments**

- Presently there is limited cohesion in the technological offices within Disney's segments
- Resulting in untapped potential for new idea generation and overlooked synergistic potential

### 2 Unhurried Innovation

**Consistently behind the technological advancement curve**

- Disney has become increasingly reactionary to technological progression
- Evidenced by how Disney blundered the consumer shift to streaming content

### 3 Missing Native Technology Stack

**Disney bolts on technological services, rather than developing them from the ground-up**

- Lacks an integrated way to address technological opportunities and challenges
- Resulting in a limited understanding and implementation of nascent technologies

### 4 Spatial Computing (AR/VR) & AI (1) Mediocrity

**Technological leadership not viewed as a top priority within the organization**

- Satisfied with providing content rather than striving to be a technology leader
- No clear strategy on how to improve technological position and leadership

***An independent technology expert on Disney's Board is a must have, not just a nice to have***

Source: Blackwells and Company filings. Note: (1) AR is an acronym for augmented reality; VR is an acronym for virtual reality; AI is an acronym for artificial intelligence.

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DISNEY’S TECHNOLOGY DEPARTMENTS ARE FRAGMENTED Eliminating technological fragmentation is a necessary first step Disney’s CTOs are buried under a corporate bureaucracy Multiple CTO positions must be rationalized James Pitaro Chairman ESPN, The Walt Disney Company Alan Bergman Co-Chairman Disney Entertainment, The Walt Disney Company Josh D’amaro Chairman, Disney Experiences Dana Walden Co-Chairman Disney Entertainment, The Walt Disney Company Blackwells Suggests a New Overarching CTO Aaron Laberge CTO, Disney Entertainment, ESPN Gail Evans CTO, Disney Parks, Experiences and Products Source: Company filings, website, and press releases.

# DISNEY'S TECHNOLOGY DEPARTMENTS ARE FRAGMENTED (Cont'd)

**Disney's peers are focused on fragmentation. Why isn't Disney?**

## NETFLIX

CEO

CTO *(within C-Suite)*

Single Operating Segment

- Film/TV Content
- Apps for Consumers
  Apps for Producers
- Games

*"Companies rarely die from moving too fast, and they frequently die from moving too slowly."*
*– Reed Hastings, CEO*

## amazon

CEO

*Not within C-Suite, although all segments covered by same CTO*

CTO

| North America | International | AWS (1) |
|---|---|---|
| • Online<br>• Physical<br>• Consumer Goods<br>• Prime<br>• Kindle<br>• Advertising | • Online<br>• Physical<br>• Consumer Goods<br>• Prime<br>• Kindle<br>• Advertising | • Data Storage<br>• SaaS |

*"A company shouldn't get addicted to being shiny, because shiny doesn't last"*
*– Jeff Bezos, Founder and Executive Chairman*

## Apple

CEO

| SVP Software Engineering | SVP Hardware Technologies |
|---|---|
| SVP ML and AI | SVP Hardware Technologies |

*All Within C-Suite*

Five Geographic Based Operating Segments (2)

- Products (iPhone, Mac, iPad, Wearables and home accessories)
- Services (Adverting, AppleCare, Cloud Services, Digital Content, Payment Services)

*"One thing is that we're not fragmented."*
*– Tim Cook, CEO*

Source: Netflix, Amazon, and Apple 10K filings, website, and press releases. Note: (1) Amazon Web Service. (2) Americas, Europe, Greater China, Japan, and Rest of Asia Pacific.

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# DISNEY INNOVATES FAR LESS THAN PEERS

**Disney's disclosures on R&D initiatives are anemic. Perhaps this is because they know they are falling short**

**Disney meaningfully underspends on research and development in comparison to its peers**

**Disney will never be valued as a technology firm, until it begins to think like a technology firm**

**Average Annual Research and Development Spend as % of Revenue**



amazon
14% - 15% (1)
NETFLIX
8% - 9% (2)
7% - 8%
Disney
1% - 2%

Source. Disney, Amazon, Netflix and Apple filings and Thales. Note: (1) Technology and Infrastructure expenses used as a proxy for Research and Development. (2) Technology and Infrastructure expenses used as a proxy for Research and Development.

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# DISNEY LAGS BEHIND PEERS IN INNOVATION



***Patents Filed by Disney Tech Peers that Mention Innovative Terms (1) (2)***



Microsoft 6,288
Apple 3,727
IBM 2,341
Meta 2,088
Alphabet 2,012
AT&T 990
Oracle 918
Verizon 838
Amazon 781
Disney 615

Source: US Patent Office.
Note: (1) Number of patents is the sum of patents for each company that ,mention AI, AR, and VR (2) Peers are Blackwells selected peers defined on page 7.

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THE TIME IS NOW Disney should be dominating in the fields of spatial computing and AI Few companies have the potential of Disney to Synthesize revolutionizing technologies, and relate them to consumers with the impact, and ROI, that Disney can The technology landscape is accelerating at an exponential rate and the opportunity is for Disney to be technology native, instead of bolting on technology services across fragmented platforms AI is a transformative technology in the same way the Internet was in the 1990’s Disney has the opportunity to wholeheartedly embrace, and invest in being AI native, leveraging VR and AR, and being one of a handful of pioneers in spatial computing The Company has the potential to be a tech-forward innovator, meeting the consumer where they are, and delivering its beloved content across next generation platforms

LEGACY TECHNOLOGY INFRASTRUCTURE MUST BE REBUILT Disney’s lack of investment and lack of focus have left us with a lot of ground to catch up on Technology must underpin everything Disney does For Disney to regain status and to achieve dominance, its next CEO must have their roots in technology Source: CEOWORLD Magazine -World’s Most Influential and Innovative Companies, 2024.

# DISNEY NEEDS A TECHNOLOGY NATIVE STACK

**Technology reorganization that emphasizes a native stack provides for personalization of consumer experience**

Next-Gen Platforms

Streaming | Apps | Media | Parks

| **Artificial Intelligence (AI)** | **Spatial Computing** | |
|---|---|---|
| | Virtual Reality (VR) | Augmented Reality (AR) |
| Examples:<br>• ChatGPT with Disney characters<br>• Agents to book travel<br>• AI Assistants to navigate park visits, crowd control, book rides (i.e., AI-guided GPS for Parks) | Examples:<br>• VR experiences that are content and character-based<br>• 3D Lightsaber spar with a Jedi on a holodeck (an innovative Star Trek concept)<br>• Integrations with sandbox platforms<br>• HoloTile technology | Examples:<br>• AR applications to overlay Mickey Mouse Clubhouse, characters and content on app and in-home |

New Technology

Artificial Intelligence

Infrastructure

Data Store/Cloud Services/Training Models/Character Factory

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MEDIOCRITY IN SPATIAL COMPUTING & AI Disney’s peers have been innovating in AI and spatial computing far quicker than Disney and are leading the sectors Spatial computing, has far more relevance to Disney than it does to either Apple or Meta Disney understands the risks of mediocrity, but not the opportunities Source: Wall Street Journal and Amazon Company materials.

DISNEY’S INITIATIVES SHOULD BE FAR MORE IMPRESSIVE Its Photopass Lenses and AR filters are the same technology that has been prevalent in apps such as Snapchat for years DISNEY PHOTOPASS LENSES AR-ENABLED SHORT FILMS

DISNEY’S INITIATIVES SHOULD BE FAR MORE IMPRESSIVE (Cont’d) Disney’s AI and spatial computing initiatives are stale at best, and follow a reactionary trend Disney should be dominating in these fields and yet it seems they are being dominated Source: Company materials.

CASE STUDY: DISNEY’S AI FLYWHEEL Disney’s ability to engage with customers on so many economic levels is a time-tested flywheel, AI supercharges the flywheel’s rotational speed Disney must produce an AI strategy, and share elements of that strategy with its shareholders Disney must leverage its customer experience data to guide creative endeavors, physical and virtual experiences and content strategies Once Disney’s technology mindset is properly emphasized, AI will become the apex Lighthouse

CASE STUDY: DISNEY AS AN AI LEADER (Cont’d) Real-Time Crowd Management: Implement AI algorithms to analyze foot traffic patterns within the park in real-time -Disney can dynamically adjust the flow of guests, redistributing crowds to alleviate congestion in popular areas and optimizing the overall park experience Personalized Guest Recommendations: Utilize AI-driven recommendation systems to provide personalized suggestions to park visitors based on their preferences, historical data and current location Predictive Maintenance: Employ AI predictive maintenance algorithms to monitor the condition of park facilities, rides and infrastructure to anticipate potential issues before they occur, reducing downtime, and ensuring that attractions are operational Optimized Staff Allocation: Utilize AI-powered workforce management systems to optimize staffing levels across different areas of the park to efficiently allocate staff resources to ensure that each section of the park is adequately staffed Dynamic Pricing Strategies: Implement AI-driven dynamic pricing strategies to optimize ticket pricing and incentivize visits during off-peak times. Disney can adjust ticket prices in real-time to balance supply and demand, maximize revenue and distribute crowds more evenly throughout the day and across seasons

CASE STUDY: SPATIAL COMPUTING

Introducing the Holo Kingdom! Disney has the unique opportunity to become a technological innovator in holographic environments

A four-wall holographic environment (like an innovative Star Trek holodeck) may be just the beginning of Disney’s next-gen interactive offerings. Disney’s current HoloTile, however, is uninspiring

Disney guests should already be having a 3D lightsaber spar with a Jedi on Tatooine, and traversing the African plains with Simba and Nala

Until Disney thinks like a technology firm it will not be valued like a technology firm

DISNEY WON’T BE VALUED AS A TECH COMPANY UNTIL IT THINKS LIKE ONE… Disney should make changes at the organizational level to support a technology-native transformation Corporate CTO: Technology office that spans across all Disney assets and business segments NOT just for Entertainment and Sports as currently structured NOT just IT and tech support An innovation driving arm Venture Arm: A single investment vehicle (not fragmented across divisions) to invest in early-stage companies and technologies, which complement the business Focus on acquisition and talent targets Imagineering: Elevate Imagineering into the corporate innovation arm (not just focused on experiences) to drive company-wide innovation A cohesive, comprehensive and fully integrated technology strategy is the underpinning that is necessary to drive shareholder value

…AND IT WILL NOT THINK LIKE ONE WITHOUT ADDING EXPERTISE Although Disney prides itself on innovation, it lacks meaningful entrepreneurship experience on the Board The Board today has an abundance of former large company CEOs and executives from industries such as automobile manufacturing, pharmaceuticals, banking, and corporate infrastructure technology, but only one technology entrepreneur, Amy L. Chang and one individual with VC experience Source: Company filings. Technology Entrepreneurship Experience? Venture Capital Experience? Safra Catz Francis De Souza Michael Froman James Gorman Mark Parker Amy Chang Calvin McDonald Mary Barra Carolyn Everson Robert Iger Jeremy Darroch Maria Lagomasino Derica Rice

# DISNEY MUST DOUBLE DOWN ON INNOVATION

**Disney consistently receives terrible rankings in surveys identifying innovative and influential companies. The narrative will only change when the culture changes**

**If innovation wasn't one of the biggest issues facing Disney, Disney's share price would be substantially higher, and its perception in the marketplace would be much brighter**

## America's Most Innovative Companies

| Rank | Name | Culture Rank | Process Rank | Product Rank | Fortune 500 Rank |
|---|---|---|---|---|---|
| 1 | Alphabet | 30 | 29 | 2 | 8 |
| 2 | Salesforce | 9 | 16 | 16 | 136 |
| 3 | Microsoft | 57 | 52 | 3 | 14 |
| 4 | Oracle | 37 | 35 | 6 | 91 |
| 5 | IBM | 49 | 55 | 4 | 49 |
| 6 | Apple | 122 | 47 | 1 | 3 |
| 7 | Dell Technologies | 52 | 54 | 7 | 31 |
| 8 | Munchkin | 14 | 23 | 28 | - |
| 9 | Verizon | 65 | 39 | 8 | 23 |
| 10 | Capital One Financial | 31 | 37 | 19 | 108 |
| | | … | | | |
| 62 | Cardinal Health | 85 | 154 | 21 | 15 |
| 63 | Walt Disney | 211 | 201 | 21 | 53 |

Source: Fortune – America's Most Innovative Companies.

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# LEAH SOLIVAN WOULD BE AN ADDITIVE SOLUTION

**Blackwells' board nominee, Leah Solivan, has built her career at the forefront of technological thought. As both a founder and an investor Leah knows how to identify, create, build and support tech initiatives at any stage in their life cycles**



taskrabbit

Fuel Capital

YPO

## Executive Experience

- Ms. Solivan is a Managing Director at Fuel Capital L.P., a venture capital firm investing in consumer, software as a service (SaaS) and infrastructure companies, where she manages three high performing funds, with over seven unicorn companies across the portfolio
- Ms. Solivan created TaskRabbit, Inc. a pioneering on-demand marketplace company she founded in 2008
- As TaskRabbit's CEO and Chair for eight years, she scaled the company into an international business with operations in 44 cities and more than $50 million in venture capital funding
- Named by Fast Company as one of the "100 Most Creative People in Business"

## Skills Matrix

| | |
|---|---|
| Entrepreneurship | ✓ |
| Early stage investing experience | ✓ |
| Strategic Thinking | ✓ |
| Industry Experience | ✓ |
| Visionary Leadership | ✓ |
| Technical Knowledge | ✓ |
| Digital Transformation Leadership | ✓ |
| Tech Ecosystem Connectivity | ✓ |

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# DISNEY SHOULD AIM TO BE ONE OF THE MOST VALUABLE COMPANIES IN THE WORLD

**Since the beginning of 2023, the largest tech companies have added over $5.2 trillion to their cumulative market caps after announcing major AI initiatives. AI's impact on Disney – is at minimum – comparable to its impact at large tech companies**

***The Effects of AI on the Largest Tech Companies***



$2.1
$2.8
$1.8
$3.0
$1.1
$1.8
$0.9
$1.8
$0.4
$1.9
Microsoft
Google
amazon
NVIDIA.
Jan-23
Current

***Disney's Potential*** (1)



$107.74
$156.84
$246.96
Current Share Price
Low End: 46% Increase from AI
High End: 129% Increase from AI

Source: Capital IQ, Accel Euroscape Note (1) Inferred based on the AAPL, MSFT, GOOG, AMZN, NVDA share price appreciation from January 2023 to current applied to DIS' share price. In calculating the percentage increase AI has had on the respective companies we used two different weighted average methods. One method weighted the percentage increase based on the current market capitalizations resulting in a weighted average of 129% and the second method weighted the percentage increase based on each company's respective market capitalizations from January 2023. The weighted averages were done to account for Nvidia's rapid growth .

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THE FUTURE OF TECHNOLOGY STARTS TODAY Disney’s potential in the AI and spatial computing spaces cannot be understated. Blackwells’ five step plan to ensure tech dominance is as follows: 1 Elect Blackwells’ nominee Leah Solivan to the Board to increase technology and entrepreneurship experience and expertise 2 Begin to adopt and preach the Technology Native Stack and mindset 3 Employ and install an overarching CTO over all Disney segments 4 Unlock trapped value on Disney’s balance sheet to deploy additional capital towards innovation with a focus on spatial computing and AI 5 Disney must produce an AI strategy, and share elements of that strategy with its shareholders Source: Capital IQ, Accel Euroscape.

TRIAN’S MISGUIDED CAMPAIGN

A MISGUIDED CAMPAIGN The public record suggests that even if Mr. Peltz had the relevant skills to fill gaps that exist on the Disney Board, he would bring too much baggage into the boardroom to be an appropriate agent for change (1) Each of Trian’s nominees, Mr. Peltz and Mr. Rasulo, along with their key supporter, Mr. Perlmutter, appear to harbor personal animus towards Disney, because of their prior relationship with the Company, Board, or Mr. Iger A proxy contest at a Company as important as Disney cannot be allowed to become a forum for the pursuit of personal grievances or vendettas This is the second time Mr. Peltz has run a campaign at Disney, after previously withdrawing from one in 2023 By Disney’s contention, Mr. Peltz asked Disney for a seat on the Board over 24 times and did not present a single strategic idea Source: Fortune. Note: (1) Fortune –“Nelson Peltz is still trying to get seats on Disney’s board–but Bob Iger is no easy target for the activistinvestor’s 25th attempt to take control of the company” –February 6, 2024.

DESPITE CAMPAIGN SHORTCOMINGS, TRIAN HIGHLIGHTS ISSUES Although Trian rightly identifies issues that have plagued shareholders in recent years, it does not offer nominees who have the skills or abilities to solve the issues Blackwells’ nominees have the skill sets to work alongside the current Board to solve the issues at hand Trian should end its proxy contest immediately and endorse the Blackwells nominees Disney’s total shareholder return has significantly lagged the market and its peers Trian has identified flaws in Disney’s approach to corporate governance and succession, and strategic issues across certain of the Company’s assets Trian wants to have elected two individuals who lack skills in critical areas, and to have those same two people have a history of negative issues with Disney Trian nominees seem to be counter productive to solving the problems Disney faces

TRIAN’S PLAN IS UNDERWHELMING Trian offers rudimentary thoughts, and solutions that demonstrate a lack of skills to tackle Disney’s issues Source: Trian.

TRIAN’S NOMINEES LACK EXPERTISE The Trian nominees lack the skills, experience, and expertise in critical areas of Disney’s business, including in media and technology • Disney faces generational challenges that require fresh thinking and detailed expertise and experience in the cutting-edge immersive technologies that can transform its business • Mr. Peltz’s background is in consumer and industrial goods and finance, while Mr. Rasulo’s time at Disney was as a feared cost-cutter, not a company builder (1) • Mr. Peltz has also freely acknowledged his lack of media experience, as well as technology and innovation • Many of the skills Mr. Peltz and Mr. Rasulo purport to bring to the Board would be redundant Source: New York Times.

TRIAN’S NOMINEE SKILLSETS • On Trian’s campaign website, they self acknowledge Mr. Peltz and Mr. Rasulo’s lack of experience in technology and innovation • Technology and innovation are at the core of Disney’s future and it is imperative that nominees have this critical experience • Questions must also be answered regarding how much media and entertainment experience Mr. Peltz really has? Source: Trian’s Disney campaign website.

WOULD MR. PERLMUTTER BE A SHADOW BOARD MEMBER? Both Mr. Rasulo and Mr. Perlmutter appear to be acting out of personal animus

TRIAN’S PAST PERFORMANCE Mr. Peltz’s boardroom involvement in the following companies, in each case, has resulted in poor to very poor performance (23.1%) (19.1%) (5.1%) (4.9%) (4.4%) (4.1%) (3.6%) (2.9%) (1.7%) Source: Professor Jeffrey Sonnenfeld Yale SOM Chief Executive Leadership Institute, January 2023. Note: Annualized underperformance during Trian’s tenure on the Board.

IHEARTMEDIA SHARE PRICE DURING MR. RASULO’S TENURE This is not the type of track record Disney needs in its boardroom Source: Capital IQ as of 3/3/24.

CONCLUSION

# THE BOARD WOULD BENEFIT FROM CONSTRUCTIVE ADDITIONS

| Issue | Key Considerations | Sample Action Items |
|---|---|---|
| **Governance** | • Board has a reputation for ceding to Mr. Iger<br>• A hand-picked Board, lacking relevant experience and independence<br>• Board bandwidth issues<br>• Mirror Neuron effect | 1. **Preside over strategic initiatives in a constructive and unbiased way**<br>2. **Reinvigorate governance best practices** |
| **Transparency and Poor Strategic Oversight** | • Disney currently trades at the lowest common multiple of its segments due to a long-standing information discount<br>• Disney provides weak disclosures on its R&D spend, real estate operations, AI strategy (ex. AI taskforce being setup)<br>• The information discount has been worsened by the ValueAct information sharing agreement<br>• Lack of proper analysis around conglomerate discount, sum of the parts of real estate alternatives | 1. **Improve disclosures**<br>2. **Disseminate information shared in the ValueAct agreement**<br>3. **Improve disclosure and shareholder responsiveness** |
| **Muddled Content Strategy** | • The Board has not provided adequate support in the core area of content<br>• Profitability remains a major issue for Disney's Entertainment segment<br>• Disney has squandered the value of its content in an effort to prop up Disney+<br>• Disney's franchises are underperforming | 1. **Disney must focus on improving its churn**<br>2. **Pick a clear direction for sports streaming instead of flip flopping**<br>3. **Examine third-party TV shows license**<br>4. **Improve home entertainment window** |
| **Mediocre Technology Strategy** | • Severe technological fragmentation between Disney's segments and infrastructure<br>• Consistently behind the technological advancement curve<br>• Disney bolts on technological services, rather than developing them from the ground-up<br>• Spatial computing (AR/VR) & AI (1) mediocrity | 1. **Install a single CTO**<br>2. **Increase R&D spend**<br>3. **Implement technology native organizational structure**<br>4. **Focus on more cutting-edge technology** |

Note: (1) AR is an acronym for augmented reality; VR is an acronym for virtual reality; AI is an acronym for artificial intelligence.

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LEAH SOLIVAN, CRAIG HATKOFF & JESSICA SCHELL FILL THE GAPS It wouldn’t hurt Disney to add some bandwidth and expertise ▪ If Disney wants to dominate in innovation and Imagineering, it should have meaningful entrepreneurship experience in the boardroom ▪ Disney is one of the world’s most important media companies, but lacks significant media experience on the Board ▪ The total value of real estate held by Disney is almost 40% of its market capitalization yet the Board has no real estate skills Source: Company filings.

BLACKWELLS’ DIRECTOR NOMINEES ARE THE SOLUTION Craig Hatkoff ✔ Reinvigorate governance best practices ✔ Advocate for improved transparency, disclosures, and responsiveness ✔ Examine strategic alternatives and rosecolored capital planning Jessica Schell ✔ Develop a plan to reduce DTC churn and increase profitability ✔ Focused on content monetization ✔ Tighten the fluid sports streaming strategy ✔ Examine profitability from third-party licensing of TV shows ✔ Determine an action plan to reduce cannibalization of home entertainment Leah Solivan ✔ Work to install a single CTO ✔ Push for increased R&D spend ✔ Implement a technology native organizational structure ✔ Push for greater focus on more cuttingedge technology

VOTING INFORMATION Disney’s 2024 Annual Meeting of Shareholders will be held on April 3, 2024 Please vote your proxy today on the GREEN universal proxy card “FOR” each of the Blackwells nominees and the Blackwells Proposal If you have any questions about voting your proxy or need replacement proxy materials, contact: Morrow Sodali LLC +1 (800) 662-5200 (toll-free for shareholders) Blackwells@morrowsodali.com Or visit: www.thefutureofdisney.com